YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

  It is a pleasure to have this opportunity to communicate with my fellow shareholders of The Dreyfus Fund Incorporated.

This letter accompanies the annual report of The Dreyfus Fund for the 12-month period ended December 31, 1998. Over this period, your Fund produced a total return of 17.15%,* which compares with a total return of 28.60% for the Standard and Poor' s 500 Composite Stock Price Index (S&P 500),** and 11.25% for the Wilshire Large Company Value Index*** over the same period.

  The Fund was partially restructured during the last quarter of the year, as a result of slightly altering its investment strategy. During most of the year, the Fund was managed primarily under a disciplined "value investing" approach, focusing on securities with high earnings yields (low price to earnings ratios). Later in the year, we broadened the Fund's investment focus. While we are still sensitive to the value being paid for securities, we are taking a broader view of value, including analysis of price to cash flow, price to sales, price to book value, price to asset value, and valuation relative to growth rate. This change has expanded our range of equity investments for the Fund.

  The relatively concentrated holdings in the Fund for much of the year, only about 60 securities during the first three quarters, made the Fund more volatile than the diversified indices referred to above, which are both composed of approximately 500 securities. Given that the restructured portfolio during much of the fourth quarter contained more than 100 securities, volatility was reduced.

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. The performance of the S&P 500 Index was largely driven by a relatively few so-called "mega-cap" growth stocks, or the very largest domestically traded companies. The S&P 500 Index and many of its major security components carry valuations well above those of any historic period by almost any financial measure, according to our calculations. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s' "nifty fifty" stocks, or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S& P 500 Index, and many of its major security components, is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many of these mega-cap stocks has continued, even through this past summer's stock market correction and subsequent recovery.

  The investment strategy for the Fund over the past year mainly kept it out of what we considered were overvalued mega-cap securities. Many of these high-priced mega cap securities were the best performing stocks in the market, restraining the Fund's relative performance. During the fourth quarter, we began to invest in some securities that our former value process would have considered overvalued, but that our new, broader process considered reasonably priced. Investment performance improved considerably.

Your Fund, which was managed using a value investment process during the year, did handily outperform the Wilshire Large Company Value Index for the period. Strength was spread among various securities, most within the health care, technology and consumer staples sectors of the market. Our bottom-up process has and will continue to focus on selecting good companies, and does not significantly over- or under-weight economic sectors.

ECONOMIC REVIEW

  The U.S. entered 1998 with a strong economy and at near full employment. During the spring months this economic strength led the Federal Reserve Board, our central bank, to contemplate raising short-term interest rates in order to keep growth and inflation in check. By mid-year, however, the impact of weak Asian economies on U.S. economic growth had already done the job, permitting the Fed to leave rates unchanged. More recently, the combination of stresses in the financial system and slowing economic growth convinced the Fed to lower interest rates three times: at the end of September, in mid-October, and in mid-November. As the year ended, the Fed's official stance was neutral.

  A significant influence on the U.S. economy during the year was slower growth in the overall world economy and the evolution of a worldwide financial crisis. Both events caused a drop in inflation, which helped send interest rates lower. The fall in inflation and lower interest rates benefited companies that sell to the consumer, as more income was left over after inflation to buy goods and services, and the cost of debt was reduced. Home mortgages were refinanced at lower rates, for example, putting more discretionary income in consumers' pockets.

The negative effect in the U.S. of slower global economies was directed toward the industrial sector. Corporate profits weakened, especially in Asian-impacted sectors, such as world-traded commodities (paper producers, for example) and exporters (computer manufacturers, for example). One result of this industrial weakness was to cool off a U.S. economy that had been growing perhaps too rapidly.

  A financial crisis developed during the midsummer months, primarily in Russia and Brazil. Panic set in as lenders called in outstanding loans and were reluctant to issue new debt, sharply reducing the economic outlook for these areas. The effect on European and U.S. companies was to lower profit growth expectations, given the decline in export opportunities to these regions.

  Energetic steps were taken late in the year in attempts to stabilize the Japanese banks, to design a support package for Brazil, and to generally make money less expensive to lend. In the coming months, economic prospects for the major developed countries will be powerfully impacted by whether foreign financial stresses in the coming months calm down, as the consensus appears to be currently concluding, or intensify, as was the fear just a couple of months ago.

STOCK MARKET OVERVIEW

  The 12-month period ended December 31, 1998 reflected a number of contrasting phases in the U.S. stock market. There was strength during the early part of the period, as stocks recovered from the Asian-induced selloff that occurred during the fourth quarter of 1997. By midsummer, as large company security valuations neared all-time highs, there was a sharp market decline sparked by the implosion of the Russian financial markets. The U.S. stock market declined again in late September due to the collapse of a major U.S. hedge fund. Finally, there was a strong rally from mid-October until the end of the year in response to the Federal Reserve Board's lowering of short-term interest rates.

Over the 12-month period, investment returns for mid-sized and small companies were significantly lower than those for large companies, with the Standard & Poor' s MidCap 400 Index returning 19.11% and the small-company Russell 2000 Index declining -2.55% .(+) The erosion of expectations for corporate profit growth over the year contributed to an outperformance by a select few mega-cap growth stocks. Investors had confidence in the more consistent earnings growth from this small group of stocks that compose the bulk of the S&P 500 Index than for the broader market. Almost every other capitalization and investment style group lagged far behind these mega-cap growth stocks.

OUR INVESTMENT PROCESS

We continue to practice a value-sensitive approach in managing the Fund. While we look for growing companies, we want to own securities selling at what we believe are reasonable prices. Our focus is currently on well-established companies with market capitalizations of $5 billion or greater. Most securities in the Fund currently pay dividends, and the current dividend yield of the Fund is approximately equal to that of the S & P 500 Index. Of course, this yield will fluctuate.

  To narrow down a list of over 1,500 equity securities to about 100 or so for investment and to help digest all of the fundamental data available on companies, we begin the security selection process with our proprietary computer model. This model identifies those securities that we feel offer the most appropriate exposure to the current stock market and economic environments. This multifactor computer model scores each stock based upon 21 different factors including various growth, valuation, leverage, surprise and momentum factors.

  Once a favorable stock is identified through our computer screen, our team of analysts conducts in-depth fundamental analysis on the company. Our extensive team of analysts kicks the tires on companies, visiting factories and interviewing corporate management at different levels. Additionally, our analysts interview customers, competitors and suppliers who might provide unique information on the company. The overall focus of our analysts is to identify a catalyst for positive change at a company: an unrecognized trigger event that could result in the realization of the underlying value.

  There are several reasons why a security might be sold. We constantly review every holding in the Fund, and conditions for a potential sale include a negative score on our multifactor computer model, the discovery of unfavorable fundamental information by our analyst, or deterioration in a security's share price.

  Turnover in the Fund, defined as the buying and selling of portfolio securities, is expected to be relatively restrained under our management, except during periods of restructuring. In addition, attention is paid to the realization of capital gains taxes and, when securities are to be sold, an effort is made to realize long-term capital gains instead of short-term capital gains. Of course, remember that the Fund is not required to keep turnover or distributions at any particular level, and that these rates will vary over time

EXAMPLES OF OUR INVESTMENT PROCESS

  Describing the detailed fundamental analysis, computer modeling and portfolio strategy that go into the decision-making process for each security in the Fund is not possible in this short report. Instead, provided below are several brief summaries of some of the better and poorer performing securities within the Fund during the annual period.

  Biogen, a biotechnology company, was one of the better performing securities in your Fund during the reporting period. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value stock. We believe that the company's current products and new product pipeline, both near term and long term, are particularly promising. The security remained a holding at the end of the fiscal year.

  International Business Machines, better known as IBM, has made a remarkable comeback, both in its operations and in its stock price, since mid-1993 when the stock hit a split adjusted low of about $20 per share. The company spends more on research and development than any other technology company, which should bode well for its future. One of the better performers in your Fund for the year, it remained a holding at year-end.

  Aluminum Co. of America, a poor performing security on a relative basis for the year, was purchased during September. As one of the few basic materials sector holdings in the Fund, this aluminum producer suffered neglect for much of the fall from investors' changing economic outlooks. In late 1998 the stock began to perform well, and the company announced strong earnings early in January 1999.

  Bankers Trust, a major money-center bank, was a poor performing security in your Fund. Almost every financial stock was punished during the summer months when emerging markets and worldwide bond markets ran into difficulties. We reacted quickly to reduce exposure to the industry, including the sale of this security.

  In almost any Fund there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

  Diligent management of your investment is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,


               [Timothy M. Ghriskey signature]


               Timothy M. Ghriskey

               Portfolio Manager

January 13, 1999

New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC.--The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. Approximately 500 securities are in the Value Index and approximately 250 securities are in the Growth Index.

(+) SOURCE:  LIPPER  ANALYTICAL  SERVICES,  INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance.

The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.


THE DREYFUS FUND INCORPORATED                               DECEMBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS FUND
    INCORPORATED AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                                    Dollars



$2,988,714

Standard & Poor's 500 Composite Stock Price Index*

$2,356,726

The Dreyfus Fund Incorporated

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

        One Year Ended                 Five Years Ended                Ten Years Ended            From Inception (5/24/51)

       December 31, 1998               December 31, 1998              December 31, 1998             to December 31, 1998

     ____________________            ____________________           ____________________         __________________________
            17.15%                          12.24%                         11.83%                          12.39%
------------------------

Past performance is not predictive of future performance.

Although the Fund commenced operations on 5/24/51, the Standard & Poor's 500 Composite Stock Price Index was available beginning 12/31/51. Accordingly, the above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/51 to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--99.2%                                                                               Shares             Value
-------------------------------------------------------                                         ____________      ______________

           Consumer Durables--1.2%  Ford Motor . . . . . . . . . . . . . . . . . . . . . .          326,000     $    19,132,125

                                    General Motors . . . . . . . . . . . . . . . . . . . .          171,000          12,237,188
                                                                                                                _______________

                                                                                                                     31,369,313
                                                                                                                _______________

       Consumer Non-Durables--8.2%  Anheuser-Busch Cos.  . . . . . . . . . . . . . . . . .          128,000           8,400,000

                                    Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .          333,000          22,269,375

                                    Colgate-Palmolive  . . . . . . . . . . . . . . . . . .           80,000           7,430,000

                                    ConAgra  . . . . . . . . . . . . . . . . . . . . . . .          132,000           4,158,000

                                    Gillette . . . . . . . . . . . . . . . . . . . . . . .          305,000          14,735,312

                                    Kimberly-Clark . . . . . . . . . . . . . . . . . . . .          146,000           7,957,000

                                    PepsiCo  . . . . . . . . . . . . . . . . . . . . . . .          388,000          15,883,750

                                    Philip Morris Cos. . . . . . . . . . . . . . . . . . .          647,000          34,614,500

                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .          545,000          49,765,312

                                    RJR Nabisco Holdings . . . . . . . . . . . . . . . . .          825,000          24,492,187

                                    Sara Lee . . . . . . . . . . . . . . . . . . . . . . .          260,000           7,328,750

                                    Unilever.  . . . . . . . . . . . . . . . . . . . . . .          179,000          14,845,813
                                                                                                                _______________

                                                                                                                    211,879,999
                                                                                                                _______________

           Consumer Services--4.2%  Cendant  . . . . . . . . . . . . . . . . . . . . . . .        1,620,000          30,881,250

                                    Disney (Walt)  . . . . . . . . . . . . . . . . . . . .          546,000          16,380,000

                                    McDonald's . . . . . . . . . . . . . . . . . . . . . .          186,000          14,252,250

                                    MediaOne Group . . . . . . . . . . . . . . . . . . . .          167,000  (a)      7,849,000

                                    Tele-Communications Ser. A TCI Group . . . . . . . . .          135,000  (a)      7,467,188

                                    Time Warner  . . . . . . . . . . . . . . . . . . . . .          338,000          20,977,125

                                    Viacom, Cl. B  . . . . . . . . . . . . . . . . . . . .          143,000  (a)     10,582,000
                                                                                                                _______________

                                                                                                                    108,388,813
                                                                                                                _______________

      Electronic Technology--14.9%  Boeing . . . . . . . . . . . . . . . . . . . . . . . .          135,000           4,404,375

                                    Cisco Systems  . . . . . . . . . . . . . . . . . . . .          394,000  (a)     36,568,125

                                    Compaq Computer  . . . . . . . . . . . . . . . . . . .          705,000          29,565,937

                                    Dell Computer  . . . . . . . . . . . . . . . . . . . .          341,000  (a)     24,956,938

                                    EMC  . . . . . . . . . . . . . . . . . . . . . . . . .          134,000  (a)     11,390,000

                                    Hewlett-Packard  . . . . . . . . . . . . . . . . . . .          285,000          19,469,062

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .          525,000          62,245,313

                                    International Business Machines  . . . . . . . . . . .          370,000          68,357,500

                                    Lucent Technologies  . . . . . . . . . . . . . . . . .          356,000          39,160,000

                                    Motorola . . . . . . . . . . . . . . . . . . . . . . .          168,000          10,258,500

                                    Northern Telecom . . . . . . . . . . . . . . . . . . .          177,000           8,872,125

                                    Raytheon, Cl. B  . . . . . . . . . . . . . . . . . . .          239,000          12,726,750

                                    Storage Technology . . . . . . . . . . . . . . . . . .          658,000  (a)     23,400,125

                                    Sun Microsystems . . . . . . . . . . . . . . . . . . .          148,000  (a)     12,672,500

                                    Texas Instruments  . . . . . . . . . . . . . . . . . .          128,000          10,952,000

                                    United Technologies  . . . . . . . . . . . . . . . . .           91,000           9,896,250
                                                                                                                _______________

                                                                                                                    384,895,500
                                                                                                                _______________

             Energy Minerals--5.9%  British Petroleum, A.D.S.  . . . . . . . . . . . . . .          246,000          23,370,000

                                    Chevron  . . . . . . . . . . . . . . . . . . . . . . .          175,000          14,514,062

                                    Exxon  . . . . . . . . . . . . . . . . . . . . . . . .          650,000          47,531,250

                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .          209,000          18,209,125

                                    Royal Dutch Petroleum, A.D.R.  . . . . . . . . . . . .          570,000          27,288,750

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)              DECEMBER   31,  1998

Common Stocks (continued)                                                                          Shares             Value
-------------------------------------------------------                                         ____________    _______________

       Energy Minerals (continued)  Texaco . . . . . . . . . . . . . . . . . . . . . . . .          144,000     $     7,614,000

                                    USX - Marathon Group . . . . . . . . . . . . . . . . .          448,000          13,496,000
                                                                                                                _______________

                                                                                                                    152,023,187
                                                                                                                _______________

                    Finance--16.1%  American Express . . . . . . . . . . . . . . . . . . .          123,000          12,576,750

                                    American General . . . . . . . . . . . . . . . . . . .          357,000          27,846,000

                                    Associates First Capital, Cl. A  . . . . . . . . . . .          180,000           7,627,500

                                    Bank One . . . . . . . . . . . . . . . . . . . . . . .          320,000          16,340,000

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .          703,000          42,267,875

                                    Bank of New York . . . . . . . . . . . . . . . . . . .          197,000           7,929,250

                                    Chase Manhattan  . . . . . . . . . . . . . . . . . . .          335,000          22,800,937

                                    Citigroup  . . . . . . . . . . . . . . . . . . . . . .          919,000          45,490,500

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .          200,000          15,000,000

                                    Equitable Cos. . . . . . . . . . . . . . . . . . . . .          210,000          12,153,750

                                    Federal Home Loan Mortgage . . . . . . . . . . . . . .          182,000          11,727,625

                                    Federal National Mortgage Association  . . . . . . . .          280,000          20,720,000

                                    First Union  . . . . . . . . . . . . . . . . . . . . .          260,000          15,811,250

                                    Fleet Financial Group  . . . . . . . . . . . . . . . .          165,000           7,373,437

                                    GE Investment Private Placement Partners I, L.P. (Units) . .      6.128  (b)     11,743,623

                                    Istituto Banc San Pablo  . . . . . . . . . . . . . . .          950,000          16,833,278

                                    KeyCorp  . . . . . . . . . . . . . . . . . . . . . . .          490,000          15,680,000

                                    Morgan Stanley Dean Witter . . . . . . . . . . . . . .          156,000          11,076,000

                                    National City  . . . . . . . . . . . . . . . . . . . .          182,000          13,195,000

                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .          595,000          48,269,375

                                    U.S. Bancorp . . . . . . . . . . . . . . . . . . . . .          200,000           7,100,000

                                    Wells Fargo  . . . . . . . . . . . . . . . . . . . . .          650,000          25,959,375

                                                                                                                _______________

                                                                                                                    415,521,525

                                                                                                                _______________

          Health Technology--12.1%  Abbott Laboratories  . . . . . . . . . . . . . . . . .          432,000          21,168,000

                                    American Home Products . . . . . . . . . . . . . . . .          355,000          19,990,938

                                    Biogen . . . . . . . . . . . . . . . . . . . . . . . .          290,000  (a)     24,070,000

                                    Bristol-Myers-Squibb . . . . . . . . . . . . . . . . .          393,000          52,588,312

                                    Galen Partners II, L.P. (Units)  . . . . . . . . . . .            3.544  (b)      3,145,320

                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .          355,000          29,775,625

                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .          140,000          12,442,500

                                    Medtronic  . . . . . . . . . . . . . . . . . . . . . .          126,000           9,355,500

                                    Merck & Co.  . . . . . . . . . . . . . . . . . . . . .          452,500          66,828,594

                                    Pfizer . . . . . . . . . . . . . . . . . . . . . . . .          345,500          43,338,656

                                    Pharmacia & Upjohn . . . . . . . . . . . . . . . . . .          203,000          11,494,875

                                    Schering-Plough  . . . . . . . . . . . . . . . . . . .          196,000          10,829,000

                                    Warner-Lambert . . . . . . . . . . . . . . . . . . . .          110,000           8,270,625

                                                                                                                _______________

                                                                                                                    313,297,945

                                                                                                                _______________

         Industrial Services--1.2%  Waste Management . . . . . . . . . . . . . . . . . . .          550,000          25,643,750

                                    Yorktown Energy Partners, L.P. (Units) . . . . . . . .            4.754  (b)      5,031,368

                                                                                                                _______________

                                                                                                                     30,675,118

                                                                                                                _______________

         Non-Energy Minerals--1.0%  Aluminum Co. of America  . . . . . . . . . . . . . . .          345,000          25,724,063

                                                                                                                _______________

           Process Industries--.9%  duPont (E.I.) de Nemours . . . . . . . . . . . . . . .          440,000          23,347,500

                                                                                                                _______________

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

STATEMENT OF INVESTMENTS (CONTINUED)              DECEMBER   31,  1998

Common Stocks (continued)                                                                          Shares             Value
-------------------------------------------------------                                         ____________    _______________

      Producer Manufacturing--6.8%  AlliedSignal . . . . . . . . . . . . . . . . . . . . .          226,000  (a)   $ 10,014,625

                                    Emerson Electric . . . . . . . . . . . . . . . . . . .          121,000           7,570,063

                                    General Electric . . . . . . . . . . . . . . . . . . .          968,000          98,796,500

                                    Masco  . . . . . . . . . . . . . . . . . . . . . . . .          800,000          23,000,000

                                    Minnesota Mining & Manufacturing . . . . . . . . . . .          104,000           7,397,000

                                    Tyco International . . . . . . . . . . . . . . . . . .           60,000           4,526,250

                                    Xerox  . . . . . . . . . . . . . . . . . . . . . . . .          205,000          24,190,000
                                                                                                                _______________

                                                                                                                    175,494,438
                                                                                                                _______________

                Retail Trade--8.4%  American Stores  . . . . . . . . . . . . . . . . . . .        1,240,000          45,802,500

                                    Federated Department Stores  . . . . . . . . . . . . .          585,000          25,484,063

                                    Gap  . . . . . . . . . . . . . . . . . . . . . . . . .          159,000           8,943,750

                                    Home Depot . . . . . . . . . . . . . . . . . . . . . .          397,000          24,291,438

                                    SK Equity Fund, L.P. (Units) . . . . . . . . . . . . .           18.259  (b)     40,379,666

                                    Safeway  . . . . . . . . . . . . . . . . . . . . . . .           95,100           5,795,156

                                    Sears, Roebuck . . . . . . . . . . . . . . . . . . . .          297,000          12,622,500

                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .          600,000          48,862,500

                                    Walgreen . . . . . . . . . . . . . . . . . . . . . . .          131,000           7,671,688
                                                                                                                _______________

                                                                                                                    219,853,261
                                                                                                                _______________

         Technology Services--5.4%  Computer Associates  . . . . . . . . . . . . . . . . .          228,000           9,718,500

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . . .          830,000  (a)    115,110,625

                                    Oracle . . . . . . . . . . . . . . . . . . . . . . . .          382,000  (a)     16,473,750
                                                                                                                _______________

                                                                                                                    141,302,875
                                                                                                                _______________

              Transportation--1.7%  CNF Transportation . . . . . . . . . . . . . . . . . .          653,700          24,554,606

                                    Union Pacific  . . . . . . . . . . . . . . . . . . . .          426,000          19,196,625
                                                                                                                _______________

                                                                                                                     43,751,231
                                                                                                                _______________

                  Utilities--11.2%  AT&T . . . . . . . . . . . . . . . . . . . . . . . . .          480,000          36,120,000

                                    AirTouch Communications  . . . . . . . . . . . . . . .          150,000  (a)     10,818,750

                                    Ameritech  . . . . . . . . . . . . . . . . . . . . . .          760,000          48,165,000

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .          400,000          21,200,000

                                    BellSouth  . . . . . . . . . . . . . . . . . . . . . .          526,000          26,234,250

                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .        1,000,000          34,937,500

                                    GTE  . . . . . . . . . . . . . . . . . . . . . . . . .          255,000          17,196,563

                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .          476,000  (a)     34,153,000

                                    Sprint (FON Group) . . . . . . . . . . . . . . . . . .          113,000           9,506,125

                                    Texas Utilities  . . . . . . . . . . . . . . . . . . .          900,000          42,018,750

                                    US West  . . . . . . . . . . . . . . . . . . . . . . .          135,000           8,724,375
                                                                                                                _______________

                                                                                                                    289,074,313
                                                                                                                _______________

                                    TOTAL COMMON STOCKS

                                        (cost $2,078,240,591)  . . . . . . . . . . . . . .                       $2,566,599,081
                                                                                                                _______________


THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)              DECEMBER   31,  1998

Short-Term Investments--.6%                                                                       Amount             Value
-------------------------------------------------------                                         ____________    _______________

U.S. Government & Agency;  Federal Home Loan Banks,

                                        4.30%, 1/4/1999

                                        (cost $14,994,625) . . . . . . . . . . . . . . . .      $15,000,000     $   14,994,625
                                                                                                                _______________

TOTAL INVESTMENTS (cost $2,093,235,216). . . . . . . . . . . . . . . . . . . . . . . . . .            99.8%      $2,581,593,706
                                                                                                    _______     _______________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              .2%     $     5,051,153
                                                                                                    _______     _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           100.0%      $2,586,644,859
                                                                                                    _______     _______________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b)  Securities  restricted  as  to  public  resale.  Investments  in restricted
     securities with  an  aggregate   market   value  of  $60,299,977  represent
     approximately 2.3% of net assets.

                                                      Acquisition        Purchase       Percentage of

Issuer                                                   Date             Price*         Net Assets            Valuation**
_____                                                 __________         ________       ____________           _________

GE Investment Private Placement

   Partners I, L.P. (Units)  . . . . . . . . . .   5/28/91 - 9/13/95     $1,756,405      .45%              $1,916,388 per unit

Galen Partners II, L.P. (Units). . . . . . . . .   1/28/93 - 1/3/97         887,506      .12%                 887,506 per unit

SK Equity Fund, L.P. (Units) . . . . . . . . . .  12/6/92 - 10/30/96        763,747     1.56%               2,211,494 per unit

Yorktown Energy Partners, L.P. (Units) . . . . .   3/5/91 - 9/15/95       1,070,217      .19%               1,058,344 per unit
-----------------------------

*      Average cost.

(**)  The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Subject to certain limitations, the Fund has commitments to invest in the limited partnership listed below:

                               Portion of Committed

Issuer                          Amounts Uninvested
_____                          ___________________

Galen Partners II, L.P. (Units).    $147,742

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                  Cost               Value
                                                                                              _______________    ______________
ASSETS:                          Investments in securities--See Statement of Investments . .   $2,093,235,216    $2,581,593,706

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            7,460,733

                                 Receivable for investment securities sold . . . . . . . .                           14,088,085

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                            2,952,566

                                 Receivable for shares of Capital Stock subscribed . . . .                                   75

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                              115,713
                                                                                                                _______________

                                                                                                                  2,606,210,878
                                                                                                                _______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                            1,480,016

                                 Payable for shares of Capital Stock redeemed  . . . . . .                           12,227,918

                                 Payable for investment securities purchased . . . . . . .                            5,464,282

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                              393,803
                                                                                                                _______________

                                                                                                                     19,566,019
                                                                                                                _______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $2,586,644,859
                                                                                                                _______________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                       $2,004,814,663

                                 Accumulated undistributed investment income--net  . . . .                              991,057

                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions . . . . . . . . . . . . .                           92,480,649

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                          488,358,490

                                                                                                                _______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $2,586,644,859
                                                                                                                _______________


SHARES OUTSTANDING

(500 MILLION SHARES OF $1 PAR VALUE CAPITAL STOCK AUTHORIZED). . . . . . . . . . . . . . .                          224,543,818


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $11.52

                                                                                                                       ________




                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS YEAR  ENDED  DECEMBER  31, 1998

INVESTMENT INCOME
INCOME:                          Cash dividends (net of $454,201 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .        $  37,975,285

                                 Interest    . . . . . . . . . . . . . . . . . . .            1,808,790

                                                                                         ______________

                                    Total Income . . . . . . . . . . . . . . . . .                               $  39,784,075

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .           16,220,063

                                 Shareholder servicing costs--Note 3(a)  . . . . .            1,743,484

                                 Prospectus and shareholders' reports  . . . . . .              281,549

                                 Custodian fees--Note 3(a) . . . . . . . . . . . .              185,586

                                 Professional fees . . . . . . . . . . . . . . . .              171,656

                                 Directors' fees and expenses--Note 3(b) . . . . .               87,111

                                 Registration fees . . . . . . . . . . . . . . . .               46,311

                                 Loan commitment fees--Note 2  . . . . . . . . . .               25,329

                                 Interest expense--Note 2  . . . . . . . . . . . .               11,704

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                5,992

                                                                                         ______________

                                    Total Expenses . . . . . . . . . . . . . . . .                                  18,778,785

                                                                                                                ______________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  21,005,290

                                                                                                                ______________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . .         $123,277,807

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . .              886,817

                                                                                         ______________

                                        Net Realized Gain (Loss) . . . . . . . . .                                 124,164,624

                                 Net unrealized appreication (depreciation)
                                    on investments . . . . . . . . . . . . . . . .                                 266,811,455

                                                                                                                ______________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 390,976,079

                                                                                                                ______________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                $411,981,369

                                                                                                                ______________



                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended         Year Ended

                                                                                         December 31, 1998   December 31, 1997
                                                                                          _________________   ________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $      21,005,290  $       23,701,972

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .           124,164,624         368,614,512

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .           266,811,455        (101,443,384)

                                                                                          ________________    ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .           411,981,369         290,873,100

                                                                                          ________________    ________________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (24,854,366)        (18,861,839)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .                  --          (406,809,835)

   Dividends in excess of net realized gain on investments . . . . . . . . . . . . .                  --           (31,683,975)

                                                                                          ________________    ________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (24,854,366)       (457,355,649)

                                                                                          ________________    ________________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .           823,497,590       2,865,010,268

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            20,687,231         383,965,424

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1,272,738,782)     (3,153,188,355)

                                                                                          ________________    ________________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .          (428,553,961)         95,787,337

                                                                                          ________________    ________________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .           (41,426,958)        (70,695,212)

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,628,071,817       2,698,767,029

                                                                                          ________________    ________________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $2,586,644,859      $2,628,071,817

                                                                                          ________________    ________________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .    $          991,057   $       4,840,133

                                                                                          ________________    ________________

                                                                                              Shares              Shares

                                                                                          ________________    ________________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            78,078,825         247,569,413

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .             1,921,698          38,995,031

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (120,120,204)       (271,282,702)

                                                                                          ________________    ________________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .           (40,119,681)         15,281,742
                                                                                          ________________    ________________

                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Capital
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Year Ended December 31,
                                                                        ______________________________________________________

PER SHARE DATA:                                                     1998         1997         1996         1995         1994
                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . . .       $  9.93       $10.82       $10.42        $11.93       $13.10
                                                                   _______      _______      _______       _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .           .10          .10          .08           .22          .21

   Net realized and unrealized gain (loss) on investments  .          1.60         1.01         1.57          2.57         (.76)
                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . . .          1.70         1.11         1.65          2.79         (.55)
                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.11)        (.08)        (.09)         (.22)        (.22)

   Dividends from net realized gain on investments . . . . .          --         (1.78)       (1.16)        (4.08)        (.40)

   Dividends in excess of net realized gain
       on investments  . . . . . . . . . . . . . . . . . . .         --            (.14)        --            --           --
                                                                   _______      _______      _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.11)       (2.00)       (1.25)        (4.30)        (.62)
                                                                   _______      _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .        $11.52      $  9.93       $10.82        $10.42       $11.93
                                                                   _______      _______      _______       _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         17.15%       10.75%       15.85%        23.77%       (4.26%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .73%         .71%         .73%          .74%         .74%

   Ratio of net investment income to average net assets  . .           .82%         .85%         .70%         1.56%        1.63%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .        109.61%      201.10%      220.92%       269.26%       27.70%

   Net Assets, end of period (000's Omitted) . . . . . . . .     $2,586,645   $2,628,072   $2,698,767    $2,653,539   $2,445,300









                      SEE NOTES TO FINANCIAL STATEMENTS.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  The Dreyfus Fund Incorporated (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A)  PORTFOLIO  VALUATION:  Investments  in  securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended December 31, 1998 was approximately $217,000 with a related weighted average annualized interest rate of 5.39%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the Fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

  The Agreement provides for an expense reimbursement from the Manager should the Fund' s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the Fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 1998.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $1,112,267 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended December 31, 1998, the Fund was
charged    $185,586    pursuant    to    the    custody    agreement.

  (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1998 amounted to $2,748,774,401 and $3,177,347,651, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1998, there were no open forward currency exchange contracts.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (B) At December 31, 1998, accumulated net unrealized appreciation on investments was $488,358,490, consisting of $509,463,484 gross unrealized appreciation and $21,104,994 gross unrealized depreciation.

  At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

THE DREYFUS FUND INCORPORATED

   We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          [ERNST & YOUNG LLP SIGNATURE]



New York, New York February 1, 1999


THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

PROXY RESULTS (UNAUDITED)

  Stockholders voted on the following proposals presented at a special meeting of stockholders (or adjournment thereof) held on September 11, 1998 and October 9, 1998, as noted below. All three Proposals were approved by shareholders. Each Proposal as listed on the proxy card, the number of shares voted and the date on which votes on the proposal were taken are as follows:

September 11, 1998

1. To approve an Amendment and Restatement of the Fund's Articles of Incorporation.

   Affirmative:                                     121,736,462.531

   Against:                                          14,391,360.917

   Abstain:                                          18,845,861.421

October 9, 1998

2. To change certain of the Fund's investment techniques and investment restrictions and to amend the Fund's Articles of Incorporation with respect thereto.

   (1A)   Options and Futures Transactions

   Affirmative:                                     130,011,245.467

   Against:                                          18,355,970.535

   Abstain:                                          21,974,274.705

   (1B)   Short-Selling

   Affirmative:                                     129,898,228.707

   Against:                                          18,467,798.091

   Abstain:                                          21,975,463.909

   (1C)   Purchasing securities on margin

   Affirmative:                                     130,040,695.542

   Against:                                          18,279,540.411

   Abstain:                                          22,021,254.754

   (1D)   Making Loans

   Affirmative:                                     130,154,206.836

   Against:                                          18,176,719.321

   Abstain:                                          22,010,564.550

   (1E)   Acting as underwriter

   Affirmative:                                     130,756,346.521

   Against:                                          17,568,563.803

   Abstain:                                          22,016,580.383

   (1F)   5% issuer diversification (delete from Charter only)

   Affirmative:                                     130,694,889.655

   Against:                                          17,632,169.616

   Abstain:                                          22,014,431.436

   (1G)   Ownership of 10% of any issuer (delete from Charter only)

   Affirmative:                                     130,602,391.334

   Against:                                          17,725,403.018

   Abstain:                                          22,013,696.355

   (1H)   Transactions with officers or directors

   Affirmative:                                     129,970,341.722

   Against:                                          18,356,178.187

   Abstain:                                          22,014,970.798

THE DREYFUS FUND INCORPORATED
-----------------------------------------------------------------------------

PROXY RESULTS (UNAUDITED) (CONTINUED)

   (1I)   Retaining securities owned by officers or directors

   Affirmative:                                     130,351,257.530

   Against:                                          17,976,943.379

   Abstain:                                          22,013,289.798

   (1J)   Investing in other investment companies

   Affirmative:                                     130,651,653.400

   Against:                                          17,679,163.665

   Abstain:                                          22,010,773.642

   (1K)   Unseasoned issuers

   Affirmative:                                     130,305,268.750

   Against:                                          18,022,278.370

   Abstain:                                          22,013,943.587

   (1L)   Real estate

   Affirmative:                                     130,451,895.234

   Against:                                          17,874,223.719

   Abstain:                                          22,015,371.754

   (1M)   Investing to exercise control

   Affirmative:                                     130,481,815.044

   Against:                                          17,846,279.308

   Abstain:                                          22,013,396.355

   (1N)   Industry concentration

   Affirmative:                                     130,718,905.827

   Against:                                          17,610,184.330

   Abstain:                                          22,012,400,550

   (1O)   Illiquid securities

   Affirmative:                                     130,096,595.942

   Against:                                          18,234,236.869

   Abstain:                                          22,010,657.896

3. To approve an amendment to the Fund's Articles of Incorporation to permit the Fund to impose a service fee on certain small accounts to be collected by redeeming shares from the relevant stockholder accounts.

   Affirmative:                                     121,769,607.263

   Against:                                          29,349,262.336

   Abstain:                                          19,222,621.108

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                                   [reg.tm logo]

                                   (reg.tm)

THE DREYFUS FUND INCORPORATED

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             026AR9812

The Dreyfus Fund

Incorporated

Annual Report

December 31, 1998